Intangible assets (Tables)	12 Months Ended
Dec. 31, 2022
Intangible assets
Schedule of intangible assets

	Development	Patents and
(in EUR 000)	cost	licenses	Total
Cost
Opening value at January 1, 2021	15,262	591	15,853
Additions	10,348	—	10,348
Cost at December 31, 2021	25,610	591	26,201
Additions	15,463	—	15,463
Cost at December 31, 2022	41,073	591	41,664
Amortization
Opening amortization at January 1, 2021	—	—	—
Amortization	(837)	(42)	(879)
Amortization at December 31, 2021	(837)	(42)	(879)
Amortization	(771)	(42)	(813)
Amortization at December 31, 2022	(1,608)	(84)	(1,692)
Net book value at December 31, 2021	24,773	549	25,322
Net book value at December 31, 2022	39,465	507	39,972

Schedule of discount rates and long-term growth rates applied over the expected term that the assets will generate economic benefits

	Europe	US
Discount rate	12.5%	13.6%
Growth rate	3.0%	0.0%